UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2011

Resource Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 12th Floor
New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On February 24, 2011, Resource Capital Asset Management LLC (“RCAM”) (formerly known as Churchill Pacific Asset Management LLC), a newly-acquired indirect wholly-owned subsidiary of the registrant, entered into a Services Agreement (the “Services Agreement”) with Apidos Capital Management, LLC (“Apidos”), an affiliate of Resource Capital Manager, Inc. (the “Manager”), the registrant’s external manager and a wholly-owned subsidiary of Resource America, Inc. (“RAI”).  Pursuant to the Services Agreement, RCAM appointed Apidos as its subadvisor and agent to advise RCAM in connection with its collateral management and collateral administration duties under the several collateral management agreements to which RCAM is a party (collectively the “RCAM Collateral Management Agreements”).  The Services Agreement will remain in full force and effect until the earlier of (i) termination of all RCAM Collateral Management Agreements or (ii) RCAM is no longer collateral manager under the RCAM Collateral Management Agreements.

In connection with the services provided by Apidos under the Services Agreement, RCAM will pay to Apidos 10% of all base and additional collateral management fees, and 50% of all incentive collateral management fees, all paid to RCAM in accordance with the RCAM Collateral Management Agreements.  RCAM will also reimburse Apidos for expenses incurred in connection with its performance of services under the Services Agreement.

In order to provide for the ability of RCAM to pay the fees to Apidos described above and in accordance with the Services Agreement, the registrant entered into an amendment to its Amended and Restated Management Agreement, as amended, dated as of June 30, 2008, among the registrant, the Manager and RAI (the “Management Agreement”).  The third amendment, entered into simultaneously with the Services Agreement, provides that fees payable by RCAM to Apidos pursuant to the Services Agreement shall be in addition to the compensation set forth in the Management Agreement.

The foregoing descriptions of the Services Agreement and Management Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the documents filed as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

ITEM 9.01.                      Financial Statement and Exhibits.

10.1           Services Agreement
10.2           Third Amendment to the Amended and Restated Management Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

Dated: March 2, 2011	By: /s/ David J. Bryant
David J. Bryant
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Ex .10.1	Services Agreement, dated February 24, 2011
Ex. 10.2	Third Amendment to Amended and Restated Management Agreement, dated February 24, 2011